Exhibit 99.1

Not For Immediate Release – Strictly Confidential – For Review

Aptose Biosciences Announces Amendment to Arrangement Agreement and Details of Postponed Special Meeting of Shareholders

Aptose Biosciences and Hanmi Pharmaceutical to Further Extend Loan Agreement to Continue Development of Tuspetinib in Frontline Triplet Therapy for AML

SAN DIEGO and TORONTO, February 23, 2026 — Aptose Biosciences Inc. (“Aptose” or the “Company”) (TSX: APS; OTC: APTOF) announced today that it has entered into an amended and restated arrangement agreement dated February 23, 2026 (the “Amended and Restated Arrangement Agreement”) amending and restating the arrangement agreement dated November 18, 2025 (the “Original Arrangement Agreement”), pursuant to which Aptose will continue from the Canada Business Corporations Act to the Business Corporations Act (Alberta) (“ABCA”) (the “Continuance”) and subsequently be acquired by HS North America Ltd. (the “Purchaser”), a wholly owned subsidiary of Hanmi Pharmaceutical Co. Ltd. (“Hanmi” and together with the Purchaser, the “Hanmi Purchasers”), by way of a statutory plan of arrangement under the ABCA (the “Arrangement” and, together with the Continuance, the “Transaction”).

The Amended and Restated Arrangement Agreement amends and restates the Original Arrangement Agreement to, among other things, schedule a new date for the special meeting of shareholders to seek approval of the Transaction (the “Meeting”), originally scheduled to be held on January 16, 2026 (the “Original Meeting”) which has been reconvened to March 31, 2026 at 11:00 a.m. (EST) (the “Reconvened Meeting”). The Original Meeting was postponed to address comments raised by the United States Securities and Exchange Commission (“SEC”) on the Company’s transaction statement on Schedule 13E-3, as amended.

Aptose has prepared and filed with the SEC a definitive proxy statement for the Reconvened Meeting (the “Proxy Statement”). A copy of the Proxy Statement will be mailed to all shareholders of the Company as soon as practicable. The Proxy Statement, form of proxy, letter of transmittal, as well as Schedule 13E-3, as amended, will also be available for download under Aptose’s profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

On December 12, 2025, Aptose obtained an interim order from the Court of King’s Bench of Alberta (the “Court”) authorizing the holding of the Meeting and matters relating to the conduct of the Meeting.

Aptose also announced a revised record date for the Meeting, now set for the close of business on February 24, 2026.

The Reconvened Meeting will be held virtually via live audio webcast at https://meetings.lumiconnect.com/400-581-122-608. All shareholders who wish to attend the Reconvened Meeting must follow the procedures set out in the Proxy Statement. Shareholders who are unable to attend the Reconvened Meeting are strongly encouraged to complete, date, sign and return the form of proxy (in the case of registered shareholders) or voting instruction form (in the case of non-registered shareholders) provided with the meeting materials so that as many shareholders as possible are represented and vote at the Reconvened Meeting.

Aptose’s board of directors unanimously recommends that the shareholders vote FOR the special resolutions approving the Continuance and the Arrangement at the Reconvened Meeting.

Aptose also announced today that it has entered into a US$11.1 million second amended and restated 2025 facility agreement with Hanmi (the “Second A&R 2025 Facility Agreement”).

The Second A&R 2025 Facility Agreement is uncommitted and administered through multiple advances until May 31, 2026, and will be used to fund Aptose’s business and clinical operations expenses reasonably related to the advancement of Tuspetinib (“TUS”). Aptose has not yet received funds from the Second A&R 2025 Facility Agreement but expects the first advance soon. This Second A&R 2025 Facility Agreement has been amended and restated from the prior December 2025 amended and restated facility agreement between Hanmi and Aptose, which was amended and restated from the prior September 2025 facility agreement between Hanmi and Aptose. No single advance shall be for an amount in excess of US$2,000,000, and any unpaid principal amount with respect to each advance shall accrue interest at six percent (6%) per annum. The Second A&R 2025 Facility Agreement contains customary affirmative and negative covenants and securities that are subject to a number of limitations and exceptions.

Each of the September 2025 facility agreement and December 2025 amended and restated facility agreement constitutes a “related-party transaction” within the meaning of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) as Hanmi is a related party of the Company under Canadian securities laws. However, the Company is relying on the exemption from the formal valuation and minority shareholder approval requirements contained in MI 61-101 on the basis of the “financial hardship” exemption therein. In its consideration and approval of the September 2025 facility agreement and December 2025 amended and restated facility agreement, the board of directors of the Company, acting in good faith and having taken into account the liquidity, financial position and cash needs of the Company, the alternatives available to the Company, relevant benefits, risks and other factors, including the relative impacts on applicable stakeholders, and such matters they considered relevant or appropriate, unanimously determined that entering into the September 2025 facility agreement and December 2025 amended and restated facility agreement will result in an improvement of the Company’s financial position, and that the terms of the September 2025 facility agreement and December 2025 amended and restated facility agreement are reasonable in the circumstances of Aptose.

About Aptose

Aptose Biosciences Inc. is a clinical-stage biotechnology company committed to developing precision medicines addressing unmet medical needs in oncology, with an initial focus on hematology. The Company’s small molecule cancer therapeutics pipeline includes products designed to provide single agent efficacy and to enhance the efficacy of other anti-cancer therapies and regimens without overlapping toxicities. The Company’s lead clinical-stage compound TUS is an oral kinase inhibitor that has demonstrated activity as a monotherapy and in combination therapy in patients with relapsed or refractory AML and is being developed as a frontline triplet therapy in newly diagnosed AML. For more information, please visit www.aptose.com.

Forward Looking Statements

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. This information includes, but is not limited to, statements concerning our objectives, our strategies to achieve those objectives, as well as statements made with respect to management’s beliefs, plans, estimates, projections and intentions, and similar statements concerning anticipated future events, results, circumstances, performance or expectations that are not historical facts. In some cases, forward-looking information can be identified by the use of forward-looking terminology such as “expects”, “estimates”, “outlook”, “forecasts”, “projection”, “prospects”, “intends”, “anticipates”, “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might”, “will”, “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances. Forward-looking information in this news release include, among other things, statements relating to Aptose’s business in general; statements related to expectations regarding the delisting of Aptose’s securities from the TSX; statements relating to the Reconvened Meeting and the timing thereof, the expected impact on the record date, the mailing of the proxy statement, form of proxy, letter of transmittal along with any additional required disclosure in connection with the Reconvened Meeting and the timing thereof.

Risks and uncertainties related to the transactions contemplated by the Transaction include, but are not limited to: the possibility that the Transaction will not be completed on the terms and conditions, or on the timing, currently contemplated, and that it may not be completed at all, due to a failure to obtain or satisfy, in a timely manner or otherwise, required regulatory, shareholder and Court approvals and other conditions to the completion of the Transaction or for other reasons; the risk that competing offers or acquisition proposals will be made; the negative impact that the failure to complete the Transaction for any reason could have on the price of the common shares of Aptose or on the business of Aptose; Hanmi Purchasers’ failure to pay the cash consideration at completion of the Transaction; the business of Aptose may experience significant disruptions, including loss of employees due to transaction related uncertainty, industry conditions or other factors; risks relating to employee retention; the risk of regulatory changes that may materially impact the business or the operations of Aptose; risks related to the diversion of management’s attention from Aptose’s ongoing business operations while the Transaction is pending; and other risks and uncertainties affecting Aptose, including those described in filings and reports Aptose may make from time to time with the Canadian securities authorities. Although we have attempted to identify important risk factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other risk factors not presently known to us or that we presently believe are not material that could also cause actual results or future events to differ materially from those expressed in such forward-looking information. There can be no assurance that such information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information. No forward-looking statement is a guarantee of future results. Accordingly, you should not place undue reliance on forward-looking information, which speaks only as of the date made. The forward-looking information contained in this news release represents the Company’s expectations as of the date of this news release (or as the date they are otherwise stated to be made) and are subject to change after such date. However, the Company disclaims any intention or obligation or undertaking to update or revise any forward-looking information whether as a result of new information, future events or otherwise, except as required under applicable securities laws in Canada. All of the forward-looking information contained in this news release is expressly qualified by the foregoing cautionary statements.

This announcement is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell, or an offer to sell or a solicitation of an offer to buy, common shares of Aptose.

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For further information, please contact:

Aptose Biosciences Inc.

Susan Pietropaolo

Corporate Communications & Investor Relations

201-923-2049

spietropaolo@aptose.com